Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

The Company leases a number of offices as part of its regular business operations. Rental expense under such leases aggregated $5.2 million, $5.2 million and $4.8 million for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011, the Company was committed under non-cancelable operating lease agreements for minimum rental payments to lessors as follows (dollars in thousands):

(Dollars in thousands)
2012	$5,320
2013	5,287
2014	3,217
2015	2,560
2016	1,980
Thereafter	15,152

$33,516

In the normal course of business, there are various outstanding commitments and contingent liabilities, such as commitments to extend credit, which are not reflected in the consolidated financial statements. The Company has established specific reserves related to these commitments and contingencies that are not material to the Company.

At December 31, 2011 and 2010, the Company had outstanding commitments to purchase or make loans aggregating approximately $71.9 million and $107.2 million, respectively, and commitments to customers on available lines of credit of $170.7 million and $176.8 million, respectively, at competitive rates. Commitments are issued in accordance with the same policies and underwriting procedures as settled loans. We had a reserve for our commitments and contingencies of $653 thousand and $432 thousand at year end December 31, 2011 and 2010, respectively.

In April 2011, we were notified of a lawsuit that was filed with the Court of Common Pleas of Philadelphia County against the Bank related to the notices that we issue to customers in connection with automobile repossessions. Pennsylvania law requires parties who use self-help repossession to provide consumers with a proper repossession and redemption notice shortly after repossession (the “Repo Notice”) and a deficiency notice (the “Deficiency Notice”) shortly after sale. The plaintiff alleged that Beneficial’s Repo Notice and Deficiency Notice fail to comply with Pennsylvania law. Although Beneficial denies the allegations made in the complaint, during the fourth quarter a settlement was reached of $1.2 million with the plaintiffs in this suit.

While the Bank continues to deny the material allegations made in the complaint and denies any and all liabilities with respect to the allegations, the Bank decided to settle the lawsuit for $1.2 million for the purposes of avoiding the burden, expense and uncertainty of continuing litigation.

Periodically, there have been various claims and lawsuits against us, such as claims to enforce liens, condemnation proceedings on properties in which we hold security interests, claims involving the making and servicing of real property loans and other issues incident to our business. We are not a party to any pending legal proceedings that we believe would have a material adverse effect on our financial condition, results of operations or cash flows.